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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                               CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report:                                          January 5, 2005
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(Date of earliest event reported)                       December 29, 2004
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)


    Delaware                    1-6541                          13-2646102
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(State or other              (Commission                  (IRS Employer
 jurisdiction of              File Number)                 Identification No.)
 incorporation)

667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 2.03  Creation of a Direct Financial Obligation or an Obligation
           under an Off-Balance Sheet Arrangement of a Registrant.

  On December 29, 2004, the Registrant's wholly-owned subsidiary, TGT Pipeline, LLC ("TGTP"), completed its previously announced acquisition (the "Acquisition") of all of the limited partnership interests of Gulf South Pipeline, L.P. ("Gulf South") and all of the limited liability company interests of GS Pipeline Company, LLC, the sole general partner of Gulf South, from Entergy-Koch, LP. TGTP funded a portion of the purchase price and related expenses of Acquisition with the proceeds of a $575 million loan (the "Acquisition Loan") made on such date by affiliates of Citigroup Global Markets Inc. ("CGMI") and Lehman Brothers Inc. ("LBI").

  The Acquisition Loan was made pursuant to the terms of a 364-Day Term Loan Agreement, dated as of December 29, 2004 (the "Loan Agreement"), among TGTP, as borrower, the several banks and other financial institutions or entities from time to time party to the Loan Agreement, as lenders, Citicorp North America, Inc., as administrative agent for the Lenders, Lehman Commercial Paper Inc., as syndication agent, and CGMI and LBI as joint lead arrangers and joint book managers. The Acquisition Loan bears interest at a floating rate equal to LIBOR plus an Applicable Margin and matures on December 28, 2005, subject to acceleration by the Lenders upon the occurrence of certain customary Events of Default, all as provided in the Loan Agreement.


                                SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 5, 2005                   LOEWS CORPORATION
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                                         (Registrant)



                                         By: /s/  Gary W. Garson
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                                            Gary W. Garson
                                            Senior Vice President

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